SUPPLEMENT Dated March 7, 2011
To The Current Prospectus

ING GoldenSelect Premium Plus featuring The Galaxy VIP Fund

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

1. Effective on or about April 29, 2011, the following Disappearing Portfolios, which are currently closed to new investments, will reorganize into and become part of the following Surviving Portfolios:

Disappearing Portfolios	Surviving Portfolios
Columbia Federal Securities Fund, Variable Series	Columbia Variable Portfolio – Short Duration U.S. Government Fund
(Class 1)
Columbia Large Cap Growth Fund, Variable Series	Columbia Variable Portfolio – Large Cap Growth Fund (Class 1)

Information Regarding the Portfolio Reorganizations:

The reorganizations will be administered pursuant to a reorganization agreement, which have been approved by the board of trustees and the shareholders of the Disappearing Portfolios. The reorganizations are expected to take place on or about April 29, 2011, resulting in shareholders of the Disappearing Portfolios becoming a shareholder of the
Surviving Portfolios. Each shareholder will thereafter hold shares of the Surviving Portfolios having equal aggregate value as shares of the Disappearing Portfolios, and the Disappearing Portfolios will no longer be available under the contract.

Unless you provide us with alternative allocation instructions, all future allocations directed to the Disappearing
Portfolios will be automatically allocated to the Surviving Portfolios. You may give us alternative allocation instructions at any time by contacting our Customer Contact Center at 1-800-366-0066.

As of the relevant effective date noted above, any references in the prospectus to the Disappearing Portfolios as being available under the contract are deleted.

In connection with the reorganizations described above, effective on or about April 29, 2011, the following investment portfolios will be added under the Contract. These investment portfolios will be closed to new investments.

Fund Name	Investment Adviser/	Investment Objective
Subadviser
Columbia Variable Portfolio – Short	Investment Adviser:	Seeks a high level of current income and
Duration U.S. Government Fund (Class 1)	Columbia Management	safety of principal consistent with an
	Investment Advisers, LLC	investment in U.S. Government and
Government Agency securities.
Columbia Variable Portfolio – Large Cap	Investment Adviser:	Seeks long-term capital growth.
Growth Fund (Class 1)	Columbia Management
Investment Advisers, LLC

GalaxyPremPlus – X.PGVIP-11	1	03/11

2. Effective April 29, 2011, the following fund name changes apply to the investment portfolios that are currently open to new investments, and also reflect subadviser changes as noted:

List of Fund Name Changes
Former Fund Name	Current Fund Name
ING Wells Fargo Health Care Portfolio	ING BlackRock Health Sciences Opportunities Portfolio
Former Subadviser: Wells Fargo Funds Management, LLC	Current Subadviser: BlackRock Investment Management, LLC
ING Van Kampen Equity and Income Portfolio	ING Invesco Van Kampen Equity and Income Portfolio
ING Van Kampen Growth and Income Portfolio	ING Invesco Van Kampen Growth and Income Portfolio

GalaxyPremPlus – X.PGVIP-11	2	03/11